SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported):

                            June 11, 1997


                       Efficiency Lodge, Inc.
       -------------------------------------------------------
       (Exact name of Registrant as Specified in its Charter)


     Georgia                             0-2290              58-0898219
-----------------------------------------------------------------------------
(State or other Jurisdiction of  (Commission File Number)   (IRS Employer
Incorporation or Organization)                            Identification No.)

                       Efficiency Lodge, Inc.
                         5342 Old Floyd Road
                            P.O. Box 635
                         Mableton, Georgia            30059
       ------------------------------------------------------
       (Address of principal executive offices)    (Zip Code)


 Registrant's telephone number, including area code: (770) 819-0039

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c)  Exhibits.

16             Letter dated June 7, 1997 from Randall C. Brown &
               Associates, P.C. to the Securities and Exchange
               Commission



                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EFFICIENCY LODGE, INC.



                                        By:   /s/ W. Ray Barnes
                                              W. Ray Barnes
                                              President
                                              Secretary-Treasury



                                        June 11, 1997
                                        Date